EXHIBIT 10.31


     THE WARRANT EVIDENCED OR CONSTITUTED HEREBY HAS BEEN, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER MAY BE, ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144. THIS WARRANT IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED HEREIN.



                        WARRANT TO PURCHASE COMMON STOCK
                                 OF VIADOR INC.

WARRANT NO. CS-__

         This Certifies That, for value received, [__________] (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after February ___, 2002, subject to Section 2.5 below (the "Effective Date"), and before 5:00 p.m. Pacific Time on February ___, 2006 (the "Expiration Date"), to purchase from Viador Inc., a Delaware corporation (the "Company"), up to 2,962,963 shares (the "Shares") of common stock of the Company (the "Common Stock") at a price per share equal to $0.27 (the "Exercise Price"), subject to adjustment pursuant to Section 5 hereof.

1. CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

         "Fair Market Value" of one share of Common Stock shall mean the average
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of the closing prices of the Common Stock on a national securities exchange or over-the-counter market on which the Common Stock is then listed or quoted over the ten (10) consecutive trading days ending immediately prior to the date of exercise of this Warrant.

         "Registered Holder" shall mean any Holder in whose name this Warrant is
          -----------------
registered upon the books and records maintained by Company.

         "Sale of the Company" shall mean a merger of the Company with or into
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any other corporation or corporations (or other person) in which the stockholders of this Company immediately before the merger do not hold more than 50% of the voting power of the surviving corporation immediately after the merger, or a sale, conveyance or disposition of all or substantially all of the assets of this Company.


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         "Stock Purchase Agreement" means the Securities Purchase Agreement,
          ------------------------
dated August ___, 2001, between the Company and the Holder.

         "Warrant" as used herein, shall include this Warrant and any warrant
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delivered in substitution or exchange therefor as provided herein.

2.       EXERCISE OF WARRANT

         2.1. Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Annex A (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment in cash (by check) or by wire transfer.


         2.2. Stock Certificates; Fractional Shares. As soon as practicable on
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or after the date this Warrant is exercised, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.3. Hart-Scott-Rodino Antitrust Improvements Act. The Company hereby
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acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder (the "HSR Act") and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If, on or before the Expiration Date, the Holder has sent the Notice of Exercise to the Company, and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant, for a period of ten (10) business days following termination of the HSR Act Restrictions, in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

         2.4. Partial Exercise; Effective Date of Exercise. In case of any
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partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the Shares purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements, this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of


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


record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         2.5. Sale of the Company. In the event of a Sale of the Company, the
              -------------------
Company shall give written notice to the Holder of such Sale of the Company not less than thirty (30) days prior to the closing date thereof. Holder shall be entitled to exercise the Warrant immediately after the closing date of the Sale of the Company even if such closing occurs prior to the Effective Date.

3. TAXES. The Company shall not be required to pay any tax or other charge
   -----
imposed in connection with any transfer involved in the issuance of any certificate for the Shares in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the
   ------------------
Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

5.       ADJUSTMENTS.
         -----------

         5.1      Exercise Price; Adjustment of Number of Shares.  The Exercise
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Price set forth hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

         5.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If
             ---------------------------------------------------------------
any capital reorganization or reclassification of the capital stock of the Company, or any Sale of the Company (collectively, a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.


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


         5.3 Stock Splits, Stock Dividends and Reverse Stock Splits. In case at
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any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

6. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times
   ---------------------------
there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. RESTRICTIONS ON TRANSFER. This Warrant shall not be transferred by the
   ------------------------
Holder, in whole or in part, without the prior written consent of the Company and without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

9. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder
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hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; and that, unless the shares shall have been registered with the SEC under the 1933 Act, all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

         THESE SECURITIES HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO


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


         THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

10. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant shall not entitle the
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Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof, shall cause such Holder hereof to be a stockholder of the Company for any purpose.

11.      NOTICES.  All notices and other communications from the Company to the
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Holder shall be given in accordance with the Stock Purchase Agreement.

12.      HEADINGS.  The headings in this Warrant are for purposes of convenience
         --------
in reference only, and shall not be deemed to constitute a part hereof.

13.      LAW GOVERNING.  This Warrant shall be governed in all respects by the
         -------------
laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without regard to the conflict of law provisions thereof.

14.      NOTICES OF RECORD DATE.  In case:
         ----------------------

         14.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

         14.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

         14.3. of any voluntary dissolution, liquidation or winding-up of the Company; or then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.


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


15. SEVERABILITY. If any term, provision, covenant or restriction of this
    ------------
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

16. SATURDAYS, SUNDAYS AND HOLIDAYS.  If the Expiration Date falls on a
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Saturday, Sunday or legal holiday in the State of California, the Expiration
Date shall automatically be extended until 5:00 p.m. the next business day.

     IN WITNESS WHEREOF, the Company and the Holder have executed this Warrant as of August ____, 2001.


                                       VIADOR INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




                                       [HOLDER]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




                            SIGNATURE PAGE TO WARRANT

                                     Annex A



                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)



VIADOR INC.                                                    WARRANT NO. 1


The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the securities of Viador Inc. as provided for therein, and tenders herewith payment of the exercise price in the form of cash, check, wire transfer, or exchange of stock, in the amount of $____________ for _________ such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):



Name:
           -----------------------------------------------

Address:
           -----------------------------------------------

Signature:
           -----------------------------------------------

Dated:
           -----------------------------------------------


Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.